                                                                    Exhibit 21.1
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
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 Name of Entity                                               Domestic State                Certificate of Assumed Name
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
 Autobahn, Inc.                                            California             Autobahn Motors
                                                                                  Mercedes-Benz of Belmont
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 Avalon Ford, Inc.                                         Delaware               Don Kott Chrysler Jeep
                                                                                  Don Kott Mazda
                                                                                  Don Kott Kia
                                                                                  Don Kott Hino
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 Capitol Chevrolet and Imports, Inc.                       Alabama                Capitol Kia
                                                                                  Capitol Chevrolet
                                                                                  Capitol Hyundai
                                                                                  Capitol Mitsubishi
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 Casa Ford of Houston, Inc.                                Texas
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 Cobb Pontiac Cadillac, Inc.                               Alabama                Classic Cadillac Pontiac
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 FA Service Corporation                                    California             First Automotive Service Corp.
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 FAA Auto Factory, Inc.                                    California
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 FAA Beverly Hills, Inc.                                   California             Beverly Hills BMW
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 FAA Capitol F, Inc.                                       California             Capitol Ford
                                                                                  Friendly Ford
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 FAA Capitol N, Inc.                                       California             Capitol Nissan
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 FAA Concord H, Inc.                                       California             Concord Honda
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 FAA Concord N, Inc.                                       California             Concord Nissan
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 FAA Concord T, Inc.                                       California             Concord Toyota
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 FAA Dublin N, Inc.                                        California             Dublin Nissan
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 FAA Dublin VWD, Inc.                                      California             Dublin Volkswagen
                                                                                  Dublin Dodge
                                                                                  Hyundai of Dublin
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 FAA Holding Corp.                                         California
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 FAA Las Vegas H, Inc.                                     Nevada                 Honda West
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 FAA Marin D, Inc.                                         California             First Dodge - Marin
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 FAA Marin F, Inc.                                         California             Ford of San Rafael
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 FAA Marin LR, Inc.                                        California
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 FAA Monterey F, Inc.                                      California
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 FAA Poway D, Inc.                                         California             Poway Dodge
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 FAA Poway G, Inc.                                         California             Ritchey Fipp Poway Chevrolet
                                                                                  Poway Chevrolet
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 FAA Poway H, Inc.                                         California             Poway Honda
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 FAA Poway T, Inc.                                         California             Poway Toyota
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 FAA San Bruno, Inc.                                       California             Melody Toyota
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 FAA Santa Monica V, Inc.                                  California             Volvo of Santa Monica
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 FAA Serramonte H, Inc.                                    California             Honda of Serramonte
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 FAA Serramonte L, Inc.                                    California             Lexus of Serramonte
                                                                                  Lexus of Marin
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

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
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 Name of Entity                                               Domestic State                Certificate of Assumed Name
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
 FAA Serramonte, Inc.                                      California             Serramonte Auto Plaza
                                                                                  Dodge of Serramonte
                                                                                  Serramonte Isuzu
                                                                                  Serramonte Mitsubishi
                                                                                  Serramonte Nissan
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 FAA Stevens Creek, Inc.                                   California             Stevens Creek Nissan
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 FAA Torrance CPJ, Inc.                                    California             South Bay Chrysler Plymouth Jeep
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 FirstAmerica Automotive, Inc.                             Delaware
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 Fort Mill Ford, Inc.                                      South Carolina
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 Franciscan Motors, Inc.                                   California             Acura of Serramonte
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 Freedom Ford, Inc.                                        Florida
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 Frontier Oldsmobile-Cadillac, Inc.                        North Carolina         Frontier Hyundai
                                                                                  Freedom Chevrolet-Oldsmobile-Cadillac
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 HMC Finance Alabama, Inc.                                 Alabama                HMC Finance
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 Kramer Motors Incorporated                                California             Honda of Santa Monica
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 L Dealership Group, Inc.                                  Texas
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 Marcus David Corporation                                  North Carolina         Town & Country Toyota
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 Philpott Motors, Ltd.                                     Texas                  Philpott Ford
                                                                                  Philpott Toyota
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 Riverside Nissan, Inc.                                    Oklahoma
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 Royal Motor Company, Inc.                                 Alabama                City Chrysler Plymouth Jeep
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 Santa Clara Imported Cars, Inc.                           California             Honda of Stevens Creek
                                                                                  Stevens Creek Used Cars
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 Smart Nissan, Inc.                                        California             First Nissan-Marin
                                                                                  Marin Nissan
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 Sonic Automotive - Bondesen, Inc.                         Florida                Fred Bondesen Chevrolet, Oldsmobile, Cadillac
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 Sonic Automotive of Chattanooga, LLC                      Tennessee              Town and Country Volvo of Chattanooga
                                                                                  BMW of Chattanooga
                                                                                  Volvo of Chattanooga
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 Sonic Automotive-Clearwater, Inc.                         Florida                Clearwater Toyota
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 Sonic Automotive Collision Center of Clearwater, Inc.     Florida
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 Sonic Automotive F&I, LLC                                 Nevada
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 Sonic Automotive of Georgia, Inc.                         Georgia
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 Sonic Automotive of Nashville, LLC                        Tennessee              Town and Country of Nashville
                                                                                  BMW of Nashville
                                                                                  Town and Country Volkswagen of Nashville
                                                                                  Volkswagen of Nashville
                                                                                  Sonic Automotive Body Shop
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 Sonic Automotive of Nevada, Inc.                          Nevada
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 Sonic Automotive Servicing Company, LLC                   Nevada
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 Sonic Automotive of Tennessee, Inc.                       Tennessee
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 Sonic Automotive of Texas, L.P.                           Texas                  Lone Star Ford
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 Sonic Automotive West, LLC                                Nevada
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

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
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 Name of Entity                                               Domestic State                Certificate of Assumed Name
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
 Sonic Automotive - 1307 N. Dixie Hwy., NSB, Inc.          Florida                Halifax Ford-Mercury
                                                                                  Halifax Ford Truck Center
                                                                                  Halifax Ford Used Cars
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 Sonic Automotive-1400 Automall Drive, Columbus, Inc.      Ohio                   Hatfield Hyundai
                                                                                  Hatfield Isuzu
                                                                                  Hatfield Subaru
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 Sonic Automotive-1455 Automall Drive, Columbus, Inc.      Ohio                   Volkswagen West
                                                                                  Hatfield Kia
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 Sonic Automotive-1495 Automall Drive, Columbus, Inc.      Ohio                   Hatfield Lincoln Mercury
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 Sonic Automotive-1500 Automall Drive, Columbus, Inc.      Ohio                   Toyota West
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 Sonic Automotive - 1720 Mason Ave., DB, Inc.              Florida
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 Sonic Automotive - 1720 Mason Ave., DB, LLC               Florida                Mercedes-Benz of Daytona Beach
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 Sonic Automotive - 1919 N. Dixie Hwy., NSB, Inc.          Florida                Halifax Chevrolet-Oldsmobile
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 Sonic Automotive - 21699 U.S. Hwy 19 N., Inc.             Florida                Clearwater Mitsubishi
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 Sonic Automotive - 241 Ridgewood Ave., HH, Inc.           Florida                Sunrise Auto World
                                                                                  Sunrise Fleet Sales
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 Sonic Automotive 2424 Laurens Rd., Greenville, Inc.       South Carolina
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 Sonic Automotive - 2490 South Lee Highway, LLC            Tennessee              Town and Country Honda of Cleveland
                                                                                  Racetrack Motors
                                                                                  Cleveland Honda
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 Sonic Automotive 2752 Laurens Rd., Greenville, Inc.       South Carolina         Century BMW
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 Sonic Automotive - 3401 N. Main, TX, L.P.                 Texas                  Ron Craft Chevrolet Cadillac
                                                                                  Baytown Auto Collision Center
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 Sonic Automotive-3700 West Broad Street, Columbus, Inc.   Ohio                   Trader Bud's Westside Chrysler Jeep
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 Sonic Automotive - 3741 S. Nova Rd., PO, Inc.             Florida                HMC Finance (FL)
                                                                                  HMC Finance (TX)
                                                                                  HMC Finance (AL)
                                                                                  HMC Finance (OK)
                                                                                  HMC Finance (GA)
                                                                                  HMC Finance (TN)
                                                                                  HMC Finance (OH)
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 Sonic Automotive-4000 West Broad Street, Columbus, Inc.   Ohio                   Trader Bud's Westside Dodge
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 Sonic Automotive - 4701 I-10 East, TX, L.P.               Texas                  Baytown Ford
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 Sonic Automotive - 5221 I-10 East, TX, L.P.               Texas                  Casa Chrysler-Plymouth-Jeep
                                                                                  Baytown Chrysler-Jeep
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 Sonic Automotive  5260 Peachtree Industrial Blvd., LLC    Georgia                Dyer and Dyer Volvo (Chamblee location)
                                                                                  Dyer & Dyer Volvo of Southlake
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 Sonic Automotive-5585 Peachtree Industrial Blvd., LLC     Georgia
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

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
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 Name of Entity                                               Domestic State                Certificate of Assumed Name
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
 Sonic Automotive - 6008 N. Dale Mabry, FL, Inc.           Florida                Volvo of Tampa
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 Sonic Automotive - 6025 International Drive, LLC          Tennessee              Town and Country KIA of Chattanooga
                                                                                  Town and Country Volkswagen of Chattanooga
                                                                                  Volkswagen of Chattanooga
                                                                                  Kia of Chattanooga
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 Sonic Automotive - 9103 E. Independence, NC, LLC          North Carolina         Infiniti of Charlotte
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 Sonic - 2185 Chapman Rd., Chattanooga, LLC                Tennessee              Economy Honda Cars
                                                                                  Sonic Automotive Collision Center
                                                                                  Economy Honda Superstore
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 Sonic - Bethany H, Inc.                                   Oklahoma               Steve Bailey Honda
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 Sonic - Buena Park H, Inc.                                California             Buena Park Honda
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 Sonic - Cadillac D, L.P.                                  Texas
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 Sonic - Camp Ford, L.P.                                   Texas                  LaPorte Ford
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 Sonic - Capital Chevrolet, Inc.                           Ohio                   Capital Chevrolet
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 Sonic - Capitol Cadillac, Inc.                            Michigan
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 Sonic - Carson F, Inc.                                    California
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 Sonic - Carson LM, Inc.                                   California
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 Sonic - Carrollton V, L.P.                                Texas                  Volvo of Dallas
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 Sonic - Chattanooga D East, LLC                           Tennessee              Airport Dodge
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 Sonic - Classic Dodge, Inc.                               Alabama                Classic Dodge
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 Sonic - Coast Cadillac, Inc.                              California             Coast Cadillac
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 Sonic - Crest Cadillac, LLC                               Tennessee              Cleveland Chrysler-Plymouth-Jeep
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 Sonic - Crest H, LLC                                      Tennessee              Dodge of Chattanooga
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 Sonic Development, LLC                                    North Carolina         Not New Car Store
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 Sonic - Downey Cadillac, Inc.                             California
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 Sonic - Englewood M, Inc.                                 Colorado
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 Sonic eStore, Inc.                                        North Carolina
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 Sonic - FM Automotive, LLC                                Florida                Mercedes-Benz of Fort Myers
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 Sonic - FM, Inc.                                          Florida                BMW of Fort Myers
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 Sonic - FM VW, Inc.                                       Florida                Volkswagen of Fort Myers
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 Sonic - Fort Mill Chrysler Jeep, Inc.                     South Carolina         Town and Country Hyundai
                                                                                  Fort Mill Chrysler Jeep
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 Sonic - Fort Mill Dodge, Inc.                             South Carolina         Fort Mill Dodge
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 Sonic - Fort Worth T, L.P.                                Texas                  Garry McKinney Toyota
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 Sonic - Freeland, Inc.                                    Florida                Honda of Fort Myers
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 Sonic - Global Imports, L.P.                              Georgia
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 Sonic-Glover, Inc.                                        Oklahoma               Expressway Dodge
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 Sonic - Harbor City H, Inc.                               California             Harbor City Honda
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 Sonic - Houston V, L.P.                                   Texas                  Volvo of Houston
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 Sonic - Integrity Dodge LV, LLC                           Nevada                 Nevada Dodge
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 Sonic - LS, LLC                                           Delaware
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 Sonic - LS Chevrolet, L.P.                                Texas                  Lone Star Chevrolet
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

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
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 Name of Entity                                               Domestic State                Certificate of Assumed Name
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
 Sonic - Lake Norman Chrysler Jeep, LLC                    North Carolina         Lake Norman Chrysler-Plymouth-Jeep
                                                                                  Lake Norman Used Car Center
                                                                                  Lake Norman Pre-Owned
                                                                                  Lake Norman Collision Center
                                                                                  Lake Norman Chrysler Jeep
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 Sonic - Lake Norman Dodge, LLC                            North Carolina         Lake Norman Dodge
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 Sonic - Las Vegas C East, LLC                             Nevada                 Cadillac of Las Vegas
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 Sonic - Las Vegas C West, LLC                             Nevada                 Cadillac of Las Vegas - West
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 Sonic - Lloyd Nissan, Inc.                                Florida                Lloyd Nissan
                                                                                  Lloyd Automotive
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 Sonic - Lloyd Pontiac - Cadillac, Inc.                    Florida                Lloyd Pontiac-Cadillac-GMC
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 Sonic - Lone Tree Cadillac, Inc.                          Colorado
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 Sonic - Lute Riley, L. P.                                 Texas                  Lute Riley Honda
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 Sonic - Manhattan Fairfax, Inc.                           Virginia               BMW of Fairfax
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 Sonic - Manhattan Waldorf, Inc.                           Maryland
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 Sonic - Massey Cadillac, L.P.                             Texas
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 Sonic - Massey Pontiac Buick GMC, Inc.                    Colorado
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 Sonic - Massey Chevrolet, Inc.                            California
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 Sonic-Montgomery FLM, Inc.                                Alabama                Friendly Ford Lincoln Mercury
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 Sonic - Newsome Chevrolet World, Inc.                     South Carolina         Newsome Chevrolet World
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 Sonic - Newsome of Florence, Inc.                         South Carolina         Newsome Automotive (Mercedes)
                                                                                  Imports of Florence (BMW)
                                                                                  Newsome Chevrolet
                                                                                  Isuzu of Florence (Isuzu)
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 Sonic - North Cadillac, Inc.                              Florida                Nissan of Fort Myers
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 Sonic - North Charleston, Inc.                            South Carolina         Altman Lincoln- Mercury
                                                                                  Altman Hyundai
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 Sonic - North Charleston Dodge, Inc.                      South Carolina         Altman Dodge
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 Sonic Peachtree Industrial Blvd., L.P.                    Georgia
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 Sonic - Plymouth Cadillac, Inc.                           Michigan
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 Sonic - Reading, L.P.                                     Texas                  Reading Buick-Pontiac-GMC
                                                                                  Reading Toyota
                                                                                  Toyota of Baytown
                                                                                  Baytown Pontiac-GMC-Buick
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 Sonic Resources, Inc.                                     Nevada
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 Sonic - Richardson F, L.P.                                Texas                  North Central Ford
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 Sonic-Riverside, Inc.                                     Oklahoma               Riverside Chevrolet
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 Sonic - Riverside Auto Factory, Inc.                      Oklahoma
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 Sonic - Rockville Imports, Inc.                           Maryland               Rockville Porsche-Audi
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 Sonic - Rockville Motors, Inc.                            Maryland               Lexus of Rockville
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 Sonic - Sam White Nissan, L.P.                            Texas                  Lone Star Nissan
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 Sonic - Sam White Oldsmobile, L.P.                        Texas
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 Sonic - Sanford Cadillac, Inc.                            Florida
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 Sonic - Shottenkirk, Inc.                                 Florida                Pensacola Honda
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 Sonic - South Cadillac, Inc.                              Florida
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

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


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 Name of Entity                                               Domestic State                Certificate of Assumed Name
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
 Sonic - Stevens Creek B, Inc.                             California             Stevens Creek BMW
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 Sonic - Superior Oldsmobile, LLC                          Tennessee
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 Sonic of Texas, Inc.                                      Texas
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 Sonic - University Park A, L.P.                           Texas                  University Park Audi
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 Sonic-Volvo LV, LLC                                       Nevada                 Volvo of Las Vegas
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 Sonic - West Covina T, Inc.                               California             West Covina Toyota
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 Sonic - West Reno Chevrolet, Inc.                         Oklahoma               City Chevrolet
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 Sonic - Williams Buick, Inc.                              Alabama                Montgomery Auto Factory
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 Sonic - Williams Cadillac, Inc.                           Alabama                Tom Williams Cadillac
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 Sonic - Williams Imports, Inc.                            Alabama                Tom Williams Imports
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 Sonic - Williams Motors, LLC                              Alabama                Tom Williams Lexus
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 Speedway Chevrolet, Inc.                                  Oklahoma
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 SRE Alabama - 2, LLC                                      Alabama
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 SRE Alabama - 3, LLC                                      Alabama
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 SRealEstate Arizona - 1, LLC                              Arizona
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 SRealEstate Arizona - 2, LLC                              Arizona
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 SRealEstate Arizona  - 3, LLC                             Arizona
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 SRealEstate Arizona - 4, LLC                              Arizona
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 SRE California - 1, LLC                                   California
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 SRE California - 2, LLC                                   California
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 SRE California - 3, LLC                                   California
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 SRE California - 4, LLC                                   California
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 SRE California - 5, LLC                                   California
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 SRE California - 6, LLC                                   California
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 SRE Florida - 1, LLC                                      Florida
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 SRE Florida - 2, LLC                                      Florida
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 SRE Florida - 3, LLC                                      Florida
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 SRE Georgia - 1, L.P.                                     Georgia
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 SRE Georgia - 2, L.P.                                     Georgia
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 SRE Georgia - 3, L.P.                                     Georgia
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 SRE Holding, LLC                                          North Carolina
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 SRE Michigan - 1, LLC                                     Michigan
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 SRE Michigan - 2, LLC                                     Michigan
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 SRE Michigan - 3, LLC                                     Michigan
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 SRE Nevada - 1, LLC                                       Nevada
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 SRE Nevada - 2, LLC                                       Nevada
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 SRE Nevada - 3, LLC                                       Nevada
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 SRE Nevada - 4, LLC                                       Nevada
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 SRE Nevada - 5, LLC                                       Nevada
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 SRE South Carolina - 2, LLC                               South Carolina
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 SRE South Carolina - 3, LLC                               South Carolina
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 SRE South Carolina - 4, LLC                               South Carolina
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

                                       6

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
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 Name of Entity                                               Domestic State                Certificate of Assumed Name
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
 SRE Tennessee - 1, LLC                                    Tennessee
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 SRE Tennessee - 2, LLC                                    Tennessee
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 SRE Tennessee - 3, LLC                                    Tennessee
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 SRE Texas - 1, L.P.                                       Texas
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 SRE Texas - 2, L.P.                                       Texas
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 SRE Texas - 3, L.P.                                       Texas
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 SRE Texas - 4, L.P.                                       Texas
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 SRE Texas - 5, L.P.                                       Texas
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 SRE Texas - 6, L.P.                                       Texas
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 SRE Texas - 7, L.P.                                       Texas
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 SRE Texas - 8, L.P.                                       Texas
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 SRE Virginia - 1, LLC                                     Virginia
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 Stevens Creek Cadillac, Inc.                              California             St. Claire Cadillac
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 Town and Country Ford, Incorporated                       North Carolina
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 Town and Country Ford of Cleveland, LLC                   Tennessee
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 Town and Country Jaguar, LLC                              Tennessee              Town and Country Infiniti of Chattanooga
                                                                                  Town and Country Jaguar of Chattanooga
                                                                                  Jaguar of Chattanooga
                                                                                  Infiniti of Chattanooga
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 Transcar Leasing, Inc.                                    California
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 Village Imported Cars, Inc.                               Maryland               Village Volvo
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 Windward, Inc.                                            Hawaii                 Honda of Hayward
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

                                       7